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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549





                                    FORM 8-K
                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

     Date of Report (Date of earliest event reported)  January 17, 2001
                                                       ----------------


                         McNAUGHTON APPAREL GROUP INC.
             (Exact name of registrant as specified in its charter)



           Delaware                    0-23440                13-3747173
 ----------------------------       ----------------     ---------------------
  (State or other jurisdiction      (Commission File       (I.R.S. Employer
 of incorporation or organization)      Number)            Identification No.)


      463 Seventh Avenue
      New York, N.Y.                                              10018
      ------------------                                          -----
(Address of principal executive offices)                       (Zip Code)




      Registrant's telephone number, including area code: (212) 947-2960
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Exhibit Index
-------------

99       Press release dated January 17, 2001.

Item 9.  Regulation FD Disclosure

Reference is made to the press release issued on January 17, 2001, attached hereto as Exhibit 99.

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                                 SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                             McNAUGHTON APPAREL GROUP INC.
                             ----------------------------
                                     (Registrant)


Date:  January 17, 2001      By: /s/ Peter Boneparth
                                 ------------------------------------
                                 Peter Boneparth
                                 Chief Executive Officer and Chief
                                 Operating Officer (Principal Executive
                                 and Operating Officer)


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